Execution Version AMENDMENT TO REGISTRATION RIGHTS AGREEMENT This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of September 8, 2022, is made by and among Global Blue Group Holding AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law (the “Company”) and CK Opportunities Wolverine S.à r.l (the “CK Investor”). Capitalized terms and section references used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below). RECITALS WHEREAS, the Company and the CK Investor entered into a registration rights agreement on June 13, 2022 (the “Registration Rights Agreement”); WHEREAS, on September 6, 2022, the CK Investor entered into a stock transfer agreement with certain selling stockholders to purchase 489,183 Company Ordinary Shares (the “Management Transferred Shares”) from such selling stockholders (the “Management Transfer Agreement”); WHEREAS, on September 6, 2022, in connection with the Management Transfer Agreement, the CK Investor entered into a side letter agreement with the Company (the “Management Transfer Agreement Side Letter”); WHEREAS, on September 7, 2022, the CK Investor also entered into a stock transfer agreement with Thomas W. Farley to purchase 210,000 Company Ordinary Shares (the “Farley Transferred Shares”) from Thomas W. Farley (the “Farley Transfer Agreement”); WHEREAS, in connection with the consummation of the transactions set forth in the Management Transfer Agreement, the Management Transfer Agreement Side Letter and the Farley Transfer Agreement, the CK Investor shall be granted certain registration rights related to the Management Transferred Shares and the Farley Transferred Shares; and WHEREAS, the Registration Rights Agreement may be amended by the Company and the CK Investor in accordance with Section 3.3 thereof to grant the CK Investor registration rights related to the Management Transferred Shares and the Farley Transferred Shares; NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the CK Investor hereto agree that the Registration Rights Agreement is hereby amended as follows: 1. Amendment. (a) The definition of “Registrable Securities" in Section 2.1 is hereby amended and restated in its entirety as follows:

“Registrable Securities” means (i) the Common Acquired Shares, (ii) the Underlying Shares, (iii) the Transferred Shares and/or (iv) any other shares received in respect of the foregoing shares in connection with any stock split or subdivision, stock dividend, distribution or similar transaction; provided that, any such securities shall cease to be Registrable Securities upon the earliest of (i) when they are sold by the CK Investor pursuant to an effective registration statement under the Securities Act, (ii) when they have been sold by the CK Investor pursuant to Rule 144 or Rule 145 under the Securities Act, to the extent applicable, (iii) when they can be sold under Rule 144 under the Securities Act without volume or manner of sale limitation as to the amount or manner of sale of such securities and (iv) when they shall have ceased to be outstanding. (b) Section 2.1 is hereby amended to include, between the definitions of “Transfer” and “Underlying Shares”, the following paragraph as follows: “Transferred Shares” means (i) the 489,183 Company Ordinary Shares to be acquired by the CK Investor from certain selling stockholders pursuant to, and subject to the terms and conditions of, the stock transfer agreement, dated as of September 6, 2022, by and among the CK Investor and certain selling stockholders and (ii) the 210,000 Company Ordinary Shares to be acquired by the CK Investor from Thomas W. Farley pursuant to, and subject to the terms and conditions of, the stock transfer agreement, dated as of September 7, 2022, by and among the CK Investor and Thomas W. Farley. 2. Full Force and Effect. Except as otherwise amended by this Amendment, the Registration Rights Agreement remains in full force and effect. 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of Delaware to be applied. 4. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and provisions of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment by their authorized representatives as of the date first above written. GLOBAL BLUE GROUP HOLDING AG By: /s/ Jacques Stern Name: Jacques Stern Title: Chief Executive Officer

CK OPPORTUNITIES WOLVERINE S.À R.L By: /s/ Stefan Corthouts Name: Stefan Corthouts Title: A Manager By: /s/ Thomas Wagner Name: Thomas Wagner Title: Class B Manager